UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2010

(Exact name of registrant as specified in charter)

DE	0-8092	94-1620407
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

468 N. Camden Dr., 2nd Floor, Beverly Hills, CA 90210
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 860-5184

With a copy to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York 10005
T: 516.833.5034
F: 516.977.1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangement s of Certain Officers

On January 15, 2010, Sade Panahi, Treasurer and a director of Oxis International, Inc. (the “Company”), resigned from his positions as Treasurer and director of the Company effective February 1, 2010.  Mr. Panahi’s departure from the Company is due to personal reasons.  Mr. Panahi had no disagreements with the Company at any time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                                  OXIS INTERNATIONAL, INC.

                                                                                  By:    /s/ Anthony Cataldo
                                                                     -----------------------------------------
                                                                                  Name:  Anthony Cataldo
                                                                                  Title:   Chairman and CEO

Date:              January 18, 2010